SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549


                            FORM 8-K

                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                          MAY 18, 1994

              COCA-COLA BOTTLING CO. CONSOLIDATED
     (Exact name of registrant as specified in its charter)


  Delaware                    0-9286                       56-0950585
(State or other          (Commission File Number)        (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)


              1900 Rexford Road, Charlotte, North Carolina 28211
              (Address of principal executive offices  Zip Code)


   Registrant's telephone number, including area code (704) 551-4400

Item 5. Other Events.

The Registrant issued the following press releases on May 18, 1994 and May 19, 1994.

Coca-Cola Bottling Co. Consolidated
1900 Rexford Road
Charlotte, NC 28209



                                    MEDIA CONTACT          INVESTOR CONTACT
                                    Lauren C. Steele       David V. Singer
                                    704-551-4551           704-551-4604


FOR IMMEDIATE RELEASE
Wednesday, May 18, 1994

              McKay Belk Named to Coke Consolidated Board

  Charlotte, NC--Coca-Cola Consolidated shareholders elected Charlotte retail executive McKay Belk to the company's Board of Directors at the company's annual shareholder meeting Wednesday.

  Belk, 37, continues the Belk family's long association with Coca-Cola Consolidated. John Belk, Chairman of Belk Store Services, has served on the soft drink bottler's Board since 1972.

  Charlotte-based Coca-Cola Consolidated is the second largest Coca-Cola bottler in the United States with annual revenues of more than $700 million. The company has more than 5,000 employees and operations in 12 southeastern states.

  Belk is Senior Vice President of Belk Store Services. He received his B.S. and M.B.A. degrees from the University of North Carolina at Chapel Hill and has worked in the Belk retail system since 1979. He is a member of the NationsBank Charlotte City Board of Directors and is a member of the Charlotte Chamber's Board.


                         ENJOY COCA-COLA

(Coca-Cola Logo)   COCA-COLA BOTTLING CO. CONSOLIDATED


MEDIA CONTACT:                          INVESTOR CONTACT:
Lauren C. Steele                        David V. Singer
Vice President, Corporate Affairs       Vice President, Chief Financial Officer
704-551-4551                            704-551-4604

FOR IMMEDIATE RELEASE
Thursday, May 19, 1994                   Symbol: COKE
                                         Quoted: NASDAQ National Market System


COCA-COLA BOTTLING CO. CONSOLIDATED APPOINTS J. FRANK HARRISON, III VICE CHAIRMAN & CEO AND JAMES L. MOORE, JR. PRESIDENT & COO


  The Board of Directors of Coca-Cola Bottling Co. Consolidated today announced that J. Frank Harrison, III has been appointed Vice Chairman and Chief Executive Officer of the Company while James L. Moore, Jr. continues as President and was appointed Chief Operating Officer.

  Mr. J. Frank Harrison, Jr., Chairman of the Board made public the announcements today, following yesterday's meeting of the Board.
All changes are effective immediately.

  "The Board is confident that Frank and Jim's leadership will continue to be a major factor in the success of the Company," said Mr. Harrison, Jr.

  Harrison III, 39, has been with the Company for 17 years. He has served in various capacities including Sales Center Manager, Division Sales Manager, Vice President and Vice Chairman of the Company. Moore, 51, has been with the Company for 7 years. Prior to his employment with the Company, he served as Vice President and later as President and Chief Executive Officer of Atlantic Soft Drink Company, a soft drink bottling subsidiary of Grand Metropolitan, USA. Mr. Moore will continue to report directly to Mr. Harrison, III. Both Mr. Harrison and Mr. Moore will continue to be members of the Board of Directors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                               COCA-COLA BOTTLING CO. CONSOLIDATED
                                         (REGISTRANT)


Date: May 23, 1994              By: /s/ David V. Singer
                                        David V. Singer
                                Principal Financial Officer of the
                                        Registrant, and
                               Vice President, Chief Financial Officer